UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2015

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Mattersight Corporation’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 14, 2015. There were two matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the election of the two Class I Directors to a three year term expiring at the 2018 Annual Meeting of Stockholders. Each of the two Class I Directors were re-elected to the Board of Directors for a three year term expiring at the 2018 Annual Meeting of Stockholders, with the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Tench Coxe	13,967,099	113,931	6,924,949
John T. Kohler	13,855,456	225,574	6,924,949

The second matter submitted to a vote was the Board’s proposal to ratify the selection of Grant Thornton LLP as Mattersight’s independent public accountants for the 2015 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

Ratification of Independent Public Accountants for 2015	For	Against	Abstain
	20,699,137	301,266	5,576

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date:	May 18, 2015	By:	/S/ DAVID GUSTAFSON
David Gustafson
Interim CFO, EVP of Product and Customer Operations